Exhibit 99.2

CORPORATE PRESENTATION Developing New Drugs for Gut-Brain Axis Disorders October 2022

Disclaimer General This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination by and between Phoenix Biotech Acquisition Corp. (“PBAX”), Intrinsic Medicine, Inc. (“Intrinsic Medicine”) and OM Merger Sub, Inc., a wholly-owned subsidiary of PBAX (“Merger Sub”) (the “Proposed Business Combination” and, together with related transactions, the “Proposed Transactions”) The information contained herein is preliminary in nature and is subject to change, and such changes may be material. The Intrinsic Medicine’s business is subject to a number of risks that are not described in this presentation, including those set forth in the description of forward-looking statements below and in the Summary of Risk Factors at the end of this presentation, which are to be further described in the Proxy / Registration Statement (defined below). No representations or warranties, express or implied, are given in or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances will PBAX, Intrinsic Medicine or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of PBAX, Intrinsic Medicine or the Proposed Business Combination. Viewers of this presentation should each make their own evaluation of PBAX and Intrinsic Medicine, of the relevance and adequacy of the information presented and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. The Proposed Business Combination will be submitted to the stockholders of PBAX for their consideration and approval at a special meeting of stockholders. In connection with the Proposed Business Combination, PBAX intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4, which will include a preliminary proxy statement and a preliminary prospectus relating to the shares of PBAX common stock to be issued in connection with the Proposed Business Combination (as amended or supplemented from time to time, the “Proxy / Registration Statement”). This Presentation is not a substitute for the Proxy / Registration Statement, the definitive proxy statement/final prospectus or any other document that PBAX has filed or will file with the SEC or send to its stockholders in connection with the Proposed Transactions. It does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis for any investment decision or any other decision in respect of the proposed business combination. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, PBAX’S STOCKHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY / REGISTRATION STATEMENT WHEN IT BECOMES AVAILABLE AND ANY AMENDMENTS THERETO AND ANY OTHER DOCUMENTS FILED BY PBAX WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS OR INCORPORATED BY REFERENCE THEREIN IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. After the Proxy / Registration Statement is declared effective by the SEC, the definitive Proxy / Registration Statement will be distributed to holders of the common stock of PBAX as of a record date to be established for voting on the Proposed Business Combination in connection with PBAX’s solicitation of proxies for the vote by PBAX’s stockholders in connection with the Proposed Business Combination and other matters as described in the Proxy / Registration Statement. Copies of the preliminary and definitive Proxy / Registration Statement once available, and all other relevant materials for the Proposed Business Combination filed or that will be filed with the SEC may also be obtained, when available, free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by PBAX may be obtained, when available, free of charge from PBAX at www.phoenixbiotechacquisitioncorp.com or by directing a request to 2201 Broadway, Suite 705, Oakland, CA, Attention: Secretary. No Offer or Solicitation This presentation is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The proposed transaction will be implemented solely pursuant to the Business Combination Agreement, by and between PBAX, Merger Sub and Intrinsic Medicine, dated October 30, 2022, and filed as Exhibit 2.1 to the Current Report on Form 8-K filed by PBAX on October 31, 2022 which contains the full terms and conditions of the Proposed Business Combination. Any future offering of securities will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered as a private placement to a limited number of “accredited investors” as defined in Rule 501(a) under the Securities Act and / or “Institutional Accounts” as defined in FINRA Rule 4512(c). In such a scenario, the securities offered would need to continue to be held unless a subsequent disposition is registered under the Securities Act or exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. None of PBAX, Merger Sub nor Intrinsic Medicine are making an offer of the securities in any jurisdiction where the offer is not permitted. This presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. 2

Disclaimer (Continued) NEITHER THE SEC NOR ANY OTHER SECURITIES COMMISSION OR SIMILAR REGULATORY AUTHORITY, IN THE UNITED STATES, CANADA OR ELSEWHERE, HAS REVIEWED, APPROVED OR DISAPPROVED OF ANY SECURITIES OR THIS PRESENTATION OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE, AND ANY REPRESENTATION TO THE CONTRARY IS AN OFFENSE. Participants in Solicitation This Presentation may be deemed solicitation material in respect of the Proposed Business Combination. PBAX, Intrinsic Medicine, and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from PBAX’s stockholders in connection with the Proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of PBAX’s stockholders in connection with the Proposed Business Combination will be set forth in PBAX’s Proxy / Registration Statement when it is filed with the SEC. You can find more information about PBAX’s directors and officers in PBAX’s filings with the SEC, including PBAX’s initial public offering prospectus, which was filed with the SEC on October 8, 2021, and PBAX’s subsequent annual report on Form 10-K and PBAX’s quarterly reports on Form 10-Q. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy / Registration Statement when it becomes available. Stockholders, potential investors and other interested persons should read the Proxy / Registration Statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents, when available, as described in the preceding paragraphs. Forward-Looking Statements All statements other than statements of historical facts contained in this presentation are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the financial position, business strategy and the plans and objectives of management for future operations including as they relate to the Proposed Transactions, pricing and market opportunity, the satisfaction of closing conditions to the Proposed Transactions and related transactions, the level of redemptions by PBAX’s public stockholders and the timing of the completion of the Proposed Business Combination, including the anticipated closing date of the Proposed Business Combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of Intrinsic Medicine’s and PBAX’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from such assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Intrinsic Medicine and PBAX. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination, or that the approval of the stockholders of PBAX is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on the stock exchange; (iv) the inability to complete any private placement financing, the amount of any private placement financing or the completion of any private placement financing with terms unfavorable to you; (v) the risk that the Proposed Transactions disrupt current plans and operations of PBAX or Intrinsic Medicine as a result of the announcement and consummation of the Proposed Transactions; (vi) the risk that any of the conditions of closing of the Proposed Business Combination are not satisfied in the anticipated manner or on the anticipated timeline or are waived by any of the parties thereto; (vii) the failure to realize the anticipated benefits of the Proposed Transactions; (viii) risks relating to the uncertainty of the costs related to the Proposed Transactions; (ix) risks related to the rollout of Intrinsic Medicine’s business strategy and the timing of expected business milestones; (x) the effects of competition on Intrinsic Medicine’s future business and the ability of the combined company to grow and manage growth, establish and maintain relationships with customers and healthcare professionals and retain its management and key employees; (xi) risks related to domestic and international political and macroeconomic uncertainty, including the Russia-Ukraine conflict; (xii) the outcome of any legal proceedings that may be instituted against PBAX, Intrinsic Medicine or any of their respective directors or officers, following the announcement of the Proposed Business Combination; (xiii) the amount of redemption requests made by PBAX’s public stockholders; (xiv) the ability of PBAX to issue equity, if any, in connection with the Proposed Business Combination or to otherwise obtain financing in the future; (xv) the impact of the global COVID-19 pandemic and governmental responses on any of the foregoing risks; (xvi) risks related to biotechnology, industry and regulations; (xvii) changes in laws and regulations; and (xviii) those factors discussed in PBAX’s Annual Report on Form 10-K for the year ended December 31, 2021, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, in each case, under the heading “Risk Factors,” and other documents of PBAX to be filed with the SEC, including the Proxy / Registration Statement. If any of these risks materialize or PBAX’s or Intrinsic Medicine’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither PBAX or Intrinsic Medicine presently know or that PBAX and Intrinsic Medicine currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect PBAX’s and Intrinsic Medicine’s expectations, plans or forecasts of future events and views as of the date of this presentation. PBAX and Intrinsic Medicine anticipate that subsequent events and developments will cause PBAX’s and Intrinsic Medicine’s assessments to change. However, while PBAX and Intrinsic Medicine may elect to update these forward-looking statements at some point in the future, each of PBAX and Intrinsic Medicine specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing PBAX’s and Intrinsic Medicine’s assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. 3

Disclaimer (Continued) Industry and Market Data Certain information contained herein or disclosed orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and PBAX’s and Intrinsic Medicine’s own internal estimates and research. While PBAX and Intrinsic Medicine believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes to representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of PBAX’s and Intrinsic Medicine’s internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation discusses product candidates that are under preclinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the uses for which they are being studied. Trademarks and Trade Names Intrinsic Medicine and PBAX own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks, trade names, and copyrights of PBAX, Intrinsic Medicine, and other third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with PBAX or Intrinsic Medicine, or an endorsement or sponsorship by or of PBAX or Intrinsic Medicine. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear with the TM or SM symbols, but such references are not intended to indicate, in any way, that PBAX or Intrinsic Medicine will not assert, to the fullest extent permitted under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Transaction Overview Illustrative Post-Money Valuation at Close PF Transaction ($ M) Intrinsic Illustrative Share Price $10.00 PF Shares Outstanding 36.59 Total Equity Value $365.9 Less: Cash (166.3) Plus: Rollover Convertible Notes 7.7 Total Enterprise Value $207.3 Illustrative Estimated Transaction Cash Sources and Uses Cash Sources ($ M) SPAC Cash in Trust1 $178.8 Total Cash Sources2 $178.8 Cash Uses ($ M) Cash to Balance Sheet $166.3 Estimated Transaction Expenses $12.5 Total Cash Uses $178.8 15% 35% Illustrative Post-Transaction Ownership 50% Existing Intrinsic Medicine Stockholders SPAC Public Stockholders Sponsor 1. Assumes no redemptions and no additional capital raised. Excludes impact of warrants and equity plan awards. 2. In connection with the business combination, the parties intend to seek to secure additional financing via a private placement or otherwise that, if obtained, would result in additional cash proceeds to the combined company 5 in addition to the cash held in the trust account of PBAX (less any redemptions).

PBAX is a $175M biotech SPAC, founded on life sciences and transaction expertise…

PHOENIX BIOTECH
ACQUISITION CORP.

The team is led by seasoned biotech industry professionals…

Brian Atwood, *Chairman*	Chris Ehrlich, *Chief Executive Officer*	Doug Fisher, MD, *President*	Dan Geffken, *Chief Financial Officer*
▪ Former Chairman of Locust Walk Acquisition Corp (NASD: LWAC) ▪ Co-founder and Managing Director at Versant Ventures	▪ Former CEO of Locust Walk Acquisition Corp (NASD: LWAC) ▪ Former Senior Managing Director and Global Head of Biotech at Locust Walk ▪ Former General Partner at InterWest Partners, a life sciences VC firm	▪ Partner at Revelation Partners; Executive in Residence at InterWest Partners; Chief Business Officer, Sera Prognostics (NASD: SERA) ▪ Former Vice President at New Leaf Venture Partners, a life sciences venture capital firm	▪ Former CFO of Locust Walk Acquisition Corp (NASD: LWAC) ▪ Founder and Managing Director at Danforth Advisors ▪ Participated in seven IPOs over the last seven years, plus twelve filings

…who screened over 90 companies, through outbound and inbound outreach, across 5 key "inclusion criteria"…

Platform?	≥ 2 Products?	Pre-IND – Ph.2 POC?	Milestones?	Prepared to Go Public?
Must have platform capable of generating additional product candidates	Must have at least 2 defined programs	Lead asset must be at least pre-IND (i.e., beyond discovery) but not past Ph.2 proof-of-concept	Pipeline must have near-term clinical milestones	Company must be ready for public markets

…to arrive at its choice to merge with INTRINSIC MEDICINE

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INTRINSIC MEDICINE

WHY?

Gut-Brain Axis (GBA) Disorders Have Broad Impact, Yet Few Treatment Options

- GBA disorders are a major burden on the healthcare system
- We believe most people will be affected within their lifetime
- Dysregulation of microbiome and immune system are difficult to target with conventional pharmaceutical approaches



Parkinson's
Autism
Chronic Idiopathic Constipation
Irritable Bowel Syndrome
Pain
Anxiety - Depression

Figure adapted from Agirman, G. and Hsiao, E. SnapShot: The microbiota-gut-brain axis. Cell 184, April 29, 2021. https://doi.org/10.1016/j.cell.2021.03.022

7

All Patients THE PROBLEM Approved GBA Treatments Have Significant Limitations Side Effect Burden • Polarizing mechanisms Safe & Tolerable REPRESENTATIVE WARNINGS lead to safety and AND PRECAUTIONS: tolerability issues PATIENTS MAY EXPERIENCE SEVERE DIARRHEA1 CLOSTRIDIUM DIFFICILE-ASSOCIATED DIARRHEA2 Limited Patients 1. Linzess Prescribing Information – https://www.rxabbvie.com/pdf/linzess_pi.pdf 8 2. Xifaxan Prescribing Information – https://shared.salix.com/globalassets/pi/xifaxan550-pi.pdf

INTRINSIC MEDICINE

THE SOLUTION

Competitors' Problems are Intrinsic's Platform Opportunity

- Potential for safety, tolerability, and efficacy differentiation
- 10M US patients alone for the initial indication[1]


All Patients
Intrinsic Medicine's
Lead Program Alone
No toxicities to date[4]
Microbiome effects[5]
Modulates inflammation[6]
Side Effect Burden
Safe & Tolerable
REPRESENTATIVE WARNINGS AND PRECAUTIONS:
PATIENTS MAY EXPERIENCE SEVERE DIARRHEA[2]
CLOSTRIDIUM DIFFICILE-ASSOCIATED DIARRHEA[3]
Limited Patients

1. Palsson, O. S., et al. Prevalence of Rome IV Functional Bowel Disorders Among Adults in the United States, Canada, and the United Kingdom. Gastroenterology, 2020; 158(5), 1262-1273.e3.; U.S. 2020 Census
2. Linzess Prescribing Information – https://www.rxabbvie.com/pdf/linzess_pi.pdf
3. Xifaxan Prescribing Information – https://shared.salix.com/globalassets/pi/xifaxan550-pi.pdf
4. For Example: Coulet, M., et al. Pre-clinical safety evaluation of the synthetic human milk, nature-identical, oligosaccharide 2'-O-Fucosyllactose (2'FL). Regul Toxicol Pharmacol. 2014 Feb;68(1):59-69. doi: 10.1016/j.yrtph.2013.11.005.
5. For Example: Elison, E., et al. Oral supplementation of healthy adults with 2'-O-fucosyllactose and lacto-N-neotetraose is well tolerated and shifts the intestinal microbiota. Br J Nutr. 2016 Oct;116(8):1356-1368. doi: 10.1017/S0007114516003354.
6. For Example: Grabinger, T. et al. Alleviation of Intestinal Inflammation by Oral Supplementation With 2-Fucosyllactose in Mice. Front Microbiol. 2019 Jun 19;10:1385. doi: 10.3389/fmicb.2019.01385.

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APPROACH

Potential for Human Milk Oligosaccharides (HMOs) to be the Optimal Therapeutic Modality for GBA Disorders

INTRINSIC MEDICINE

Microbiome Effects[1]

- Increase beneficial microbes
- Reduce pathogenic microbes

Gut Metabolome[2]

- Increase production of drug-like metabolites



J
LNnT
D-FL
G
A
I
6'SL
DSLNT
2'-FL
LNT
LSTc
LNFP I
F

Direct Effects[3]

- Modulate immune cells
- Modulate phenotype of somatic cells
- Modulate neurons

Oligosaccharides have an intrinsic opportunity to be transformative new medicines by modulating both the gut microbiome and immune system

Figure adapted from Walsh, C. et al. From lab bench to formulated ingredient: Characterization, production, and commercialization of human milk oligosaccharides. Journal of Functional Foods.72 (2020).

1. Elison, Emma et al. "Oral supplementation of healthy adults with 2'-O-fucosyllactose and lacto-N-neotetraose is well tolerated and shifts the intestinal microbiota." The British journal of nutrition vol. 116,8 (2016): 1356-1368.
2. Šuligoj, Tanja et al. "Effects of Human Milk Oligosaccharides on the Adult Gut Microbiota and Barrier Function." Nutrients vol. 12,9 2808. 13 Sep. 2020.
3. Kijner, Sivan et al. "Human milk oligosaccharides and the infant gut microbiome from an eco-evolutionary perspective." Current opinion in microbiology vol. 68 (2022): 102156.

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LEAD CANDIDATE OM002: Synthetic Biology Produced 2’-Fucosyllactose Oligosaccharide OM002 (2’FL) • Small molecule (MW – 488.44) • Orally bioavailable • Readily dissolvable in water • Resistant to gastric degradation • 2-year shelf stability established at ambient conditions 11

KEY INVESTMENT HIGHLIGHTS Creating Value with Several Significant, Near-term Clinical Milestones Experienced management team and medical & scientific advisory boards Lead program, OM002, is Phase 2b-ready for IBS-C, informed by open-label efficacy, safety, and tolerability data supporting potential to redefine the standard of care Platform with a pipeline of synthetic biology produced Human Milk Oligosaccharide (HMO) drug candidates Evaluating research-stage library of future lead candidates Strong intellectual property portfolio: 7 issued patents in the US, granted EU and Canadian patents as well as 26 pending patent applications world-wide INTRINSIC MEDICINE

INTRINSIC MEDICINE PIPELINE

Three Lead Programs, Produced with Scalable Synthetic Biology

INTRINSIC MEDICINE

Candidate	Preclinical	Pre-IND	Protocol Approved	Phase 1	Phase 2	Next Anticipated Milestone
OM002 (2'FL)	IBS - C		Phase 2 Approved			Initiate Phase 2b clinical trial under a HREC approved protocol in Australia in 1H:23; IND submission to FDA to follow completion of confirmatory toxicology study
	IBS - D					Conduct pre-IND interaction with FDA and seek HREC approval of Phase 2a protocol for dose ranging study
	Post-Op IBD					Seek HREC approval of Phase 2 protocol
	ASD					Convene Medical Advisory Board; Conduct pre-IND Meeting with FDA and seek HREC approval of Phase 2 protocol
OM001 (3'SL)	RA & oJIA					Seek IND/HREC approval to support Phase 1b initiation in adult RA patients
	AD					Conduct pre-IND interaction with FDA and seek HREC approval of Phase 1b/2a protocol
	ASD					Conduct pre-IND interaction with FDA and seek HREC approval of Phase 1b/2a protocol
OM003 (6'SL)	ASD					Conduct pre-IND interaction with FDA and seek HREC approval of Phase 1b/2a protocol
	Pain					Conduct pre-IND interaction with FDA and seek HREC approval of Phase 1b/2a protocol

IBS-C - Irritable Bowel Syndrome - Constipation; IBS-D - Irritable Bowel Syndrome - Diarrhea; IBD - Inflammatory Bowel Disease; RA - Rheumatoid Arthritis; oJIA - oligoarticular Juvenile Idiopathic Arthritis; AD - Atopic Dermatitis; ASD - Autism Spectrum Disorder; HREC - Human Research Ethics Committee; FDA - Food and Drug Administration; IND - Investigational New Drug

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UNMET NEED Patients and Physicians are Speaking Out About the Need for Better IBS Treatments #ibs #guthealth #irritablebowelsyndrome #ibstok #guttok #guthealing #stomachproblems 1.4B views 1.8B views 62.3M views 190.2M views 533.2M views 133.9M views #493.6M views 14 INTRINSIC MEDICINE

OPEN-LABEL CLINICAL DATA OF 2'FL DOMINANT HMO MIXTURE

INTRINSIC MEDICINE

Clinically-Significant Improvements in All IBS Subtypes - Positions OM002 to Potentially Address Unmet Need

Changes in Overall IBS Symptom Severity Score (IBS-SSS, 0-500 scale)



500
450
400
350
300
250
200
150
100
50
0
Severe IBS
Moderate IBS
Mild IBS
Baseline
4 Weeks
8 Weeks
12 Weeks
IBS-C
IBS-D
IBS-M

*Significantly different from baseline at p<0.0001. Error bars: 95% CI.

Change in Total % of Abnormal Consistency Stools



Constipation
Normal
Diarrhea
N=317
50.3%
9.3%
40.4%
32.9%
39.6%
27.5%
30.9%
42.8%
26.3%
30.7%
42.8%
26.5%
Baseline
4 Weeks
8 Weeks
12 Weeks

*Significantly reduced total % of abnormal stools (diarrhea + constipation) compared with baseline at $P<0.0001$.

Note: Intervention was a 4:1 blend of the active ingredient in OM002, 2'FL, and second oligosaccharide, LNnT, covered by Intrinsic's IP

Palsson, O. et al. Human Milk Oligosaccharides Support Normal Bowel Function and Improve Symptoms of Irritable Bowel Syndrome: A Multicenter, Open-Label Trial. Clinical and Translational Gastroenterology. 2020;11:e00276. https://doi.org/10.14309/ctg.0000000000000276

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OPEN-LABEL CLINICAL DATA OF 2'FL DOMINANT HMO MIXTURE

Effects on Abdominal Pain and Bloating in Excess of Placebo Response in Approved Drug Phase 2b Controlled Studies

Changes in Abdominal Pain and Bloating Severity[1]



Across All IBS Subtypes (n=317), IBS-C (n=136)
Abdominal Pain
Bloating Severity
Baseline
4 Weeks
8 Weeks
12 Weeks
IBS-C
IBS-D
IBS-M

[1] Intervention was a 4:1 blend of the active ingredient in OM002, 2'FL, and second oligosaccharide, LNnT, covered by Intrinsic's IP

*Significantly different from baseline at P<0.0001. Error bars: 95% confidence interval.

Linzess (linaclotide) 12 weeks from Baseline[2]

N(300mcg)=84 for IBS-C Only



Abdominal pain
Pretreatment
Treatment
Mean abdominal pain score
5 (very severe)
4 (severe)
3 (moderate)
2 (mild)
1 (none)
Placebo n=85
75 mcg n=79
150 mcg n=82
300 mcg n=84
600 mcg n=89
Bloating
Mean abdominal bloating score

Note: As the data presented is based on a cross-trial comparison and not a head-to-head clinical trial, such comparisons may not be reliable due to differences in study protocols, conditions and patient populations. Accordingly, cross-trial comparisons may not be reliable predictors of the relative efficacy or other characteristics of our candidates compared to others presented.

1. Palsson, O. et al. Human Milk Oligosaccharides Support Normal Bowel Function and Improve Symptoms of Irritable Bowel Syndrome: A Multicenter, Open-Label Trial. Clinical and Translational Gastroenterology. 2020;11:e00276.
2. Johnston, J. et al. Linaclotide Improves Abdominal Pain and Bowel Habits in a Phase IIb Study of Patients With Irritable Bowel Syndrome With Constipation. Gastroenterology. 2010; 139:1877-1886.

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OPEN-LABEL CLINICAL DATA OF 2'FL DOMINANT HMO MIXTURE

INTRINSIC MEDICINE

Studies Suggest Potential for Tolerability Advantage Over Linzess (linaclotide), 80% Fewer Side Effects Observed



Across All IBS Subtypes (n=317), IBS-C (n=136)[1]
Patient Numbers
16
14
12
10
8
6
4
2
0
Flatulence
Abdominal distension
Abdominal pain
Constipation
Diarrhea
Anal incontinence
Abdominal discomfort
Defecation urgency
Abdominal pain upper
Irritable bowel syndrome
Nausea
Abnormal feces
Early satiety
Frequent bowel movements
Gastrointestinal motility disorder
IBS-C
IBS-D
IBS-M

Table 4. Summary of Adverse Events Experienced by ≥3% of Linaclotide Patients: Safety Population[2]

MedDRA preferred term	Placebo (n = 85)	Linaclotide, n (%)[a] All (n = 335)	75 μg (n = 79)	150 μg (n = 82)	300 μg (n = 85)
Diarrhea	1 (1.2)	49 (14.6)	9 (11.4)	10 (12.2)	14 (16.5)
Abdominal pain	3 (3.5)	18 (5.4)	4 (5.1)	3 (3.7)	4 (4.7)
Urinary tract infection	2 (2.4)	14 (4.2)	7 (8.9)	1 (1.2)	5 (5.9)
Nausea	5 (5.9)	13 (3.9)	1 (1.3)	8 (9.8)	1 (1.2)
Nasopharyngitis	5 (5.9)	11 (3.3)	3 (3.8)	6 (7.3)	1 (1.2)
Headache	6 (7.1)	11 (3.3)	1 (1.3)	3 (3.7)	5 (5.9)
Upper respiratory tract infection	3 (3.5)	11 (3.3)	0 (0.0)	2 (2.4)	4 (4.7)

	2'FL Dominant HMO Mix for IBS-C (n=136)[1]	Linzess (300ug) Total Disclosed AEs (n=85)[2]
Total Disclosed AEs	8% (12)	40% (34)
Diarrhea	0.7% (1)	16.5% (14)

Note: As the data presented is based on a cross-trial comparison and not a head-to-head clinical trial, such comparisons may not be reliable due to differences in study protocols, conditions and patient populations. Accordingly, cross-trial comparisons may not be reliable predictors of the relative efficacy or other characteristics of our candidates compared to others presented.

1. Palsson, O. et al. Human Milk Oligosaccharides Support Normal Bowel Function and Improve Symptoms of Irritable Bowel Syndrome: A Multicenter, Open-Label Trial. Clinical and Translational Gastroenterology. 2020;11:e00276.
2. Johnston, J. et al. Linaclotide Improves Abdominal Pain and Bowel Habits in a Phase IIb Study of Patients With Irritable Bowel Syndrome With Constipation. Gastroenterology. 2010; 139:1877-1886.

17

OM002 IBS-C CLINICAL PROGRAM Guided by World-Class IBS Key Opinion Leaders Brian E. Lacy, MD, PhD Nicholas J. Talley, MD, PhD Mayo Clinic, Jacksonville, FL University of Newcastle, Australia, Mayo Clinic and UNC Chapel Hill • Author of the American College of Gastroenterology Treatment Guidelines for IBS • Distinguished Laureate Professor, • Co-Chairman for the Rome IV Committee Pro Vice-Chancellor, Global Research on Functional Bowel Disorders • Editor-in-Chief, Medical Journal of Australia • Co-Editor in Chief of the American Journal of Gastroenterology. • Neurogastroenterologist focused on gut-brain axis • Former Editor in Chief of Clinical and Translational disorders with 1000 peer-reviewed papers Gastroenterology. Anthony J. Lembo, MD Purna Kashyap, MB BS, PhD Beth Israel Deaconess Medical Center, Mayo Clinic, Rochester, MN Harvard Medical School • Professor of Medicine and Physiology • Director of GI Motility and Functional Bowel Disorder • Co- Director of the Microbiome program Program, BIDMC and High-Definition Therapeutics program • Professor of Medicine, Harvard Medical School • Director of the germ-free mouse facility • Focus on IBS, Chronic Idiopathic Constipation and placebo effects • IBS drug development expert (Led Linzess program) Baharak Moshiree, MD University of North Carolina, Atrium Health, Charlotte, NC • Professor of Medicine and Director of Motility, in the Division of Gastroenterology • Focus on the management of functional bowel disorders such as IBS, pelvic floor disorders and other motility disturbances 18 INTRINSIC MEDICINE

>5M Adults, Children, and Adolescents in US1 OM002 PHASE 2B INDICATION: IBS-C A Prevalent, Debilitating, Significant Daily Burden: and Underserved Gas and bloating GBA Disorder Abdominal pain Nausea Straining, infrequent stool and inability to completely empty 1. Palsson, O. S., et al. Prevalence of Rome IV Functional Bowel Disorders Among Adults in the United States, Canada, and the 19 United Kingdom. Gastroenterology, 2020; 158(5), 1262–1273.e3. https://doi.org/10.1053/j.gastro.2019.12.021; U.S. 2020 Census INTRINSIC MEDICINE

IM-OM002-101 Our Planned Phase 2b Study in IBS-C A Phase 2, Double-Blind, Placebo-Controlled, Multiple Dose, Dose-Ranging Study to Assess the Safety and Efficacy of OM002 Administered Orally to Subjects with Irritable Bowel Syndrome with Constipation Study Components Primary Objective • 417 Subjects with IBS-C according • Composite Weekly Responder to Rome IV Criteria Endpoint compared to Placebo • Multi-site study in AU; HREC approved • ?1 Complete Spontaneous protocol based on FDA recommended Bowel Movement (CSBM) endpoints • >30% Improvement in Daily • Two OM002 dosing cohorts Worst Abdominal Pain (5 and 10g daily), one placebo • Randomized 1:1:1 • Powered for statistical significance 2 weeks 12 weeks 2 weeks Run-in Treatment Follow Up 20 INTRINSIC MEDICINE

OM002 Development Well Underway All Domains Advancing to Support Clinical Program Clinical Development Phase 2b protocol developed with KOLs Regulatory OM002 Phase 2b study approved by HREC in AU Pre-IND completed in the second quarter of 2021 with FDA guidance for IND in the US Clinical and Commercial Supply nonclinical and clinical studies Fill/Finish underway with full 390kg OM002 (2’FL) supplied by FrieslandCampina Clinical supply labeling and distribution vendor under contract Pivot and commercial supply gap analysis conducted, in confidential discussions with large scale manufacturers Clinical Operations AU CRO selected, contracts negotiated US/ROW CRO selected, contracts negotiated Corporate AU subsidiary established to received R&D rebate Bioanalytical Bioanalytical methods development and validation in process (custom synthesized stable label standard 2’FL initiated in October 2020) to support nonclinical and clinical studies Nonclinical Confirmatory IND-enabling toxicology studies planned CRO selected and proposals obtained for sub-chronic and chronic studies in 2 species KOL – Key Opinion Leader; HREC – Human Research Ethics Committee; AU – Australia; IND – Investigational New Drug; FDA – Food and Drug Administration; CRO – Contract Research Organizations; ROW – Rest of World

IBS-C COMPETITIVE LANDSCAPE

OM002 Positioned to Redefine Treatment

INTRINSIC MEDICINE

	FDA Approved Therapeutics					Investigational Therapeutics*				
	Zelnorm* (tegaserod)[1] Alfasigma	Amitiza* (lubiprostone)[2] Takeda	Linzess* (linaclotide)[3] Ironwood	Trulance* (plecanatide)4 Salix	Ibsrela* (tenapanor)[5] Ardelyx	Blautix*[6] 4d Pharma Plc	Olorinab* (APD371)[7] Arena	**OM002 (2'FL)[8] Intrinsic**	SVT-1B149 Servatus Ltd.	SMP-100 Xiling Lab
Year Approved / Status	2002	2008	2012	2017	2019	Phase 2 Complete	Phase 2b Ongoing	**Entering Phase 2b**	Phase 1 Ongoing	Phase 1 Ongoing

*As of April 25, 2022

1. https://www.myzelnorm.com/assets/pdfs/PM-000413_ZELNORM_PI-MG_160x850mm_v6FNL_ND.pdf
2. https://www.accessdata.fda.gov/drugsatfda_docs/label/2017/021908s015lbl.pdf
3. https://www.rxabbvie.com/pdf/linzess_pi.pdf
4. https://pi.bauschhealth.com/globalassets/BHC/PI/trulance-pi.pdf
5. https://ardelyx.com/wp-content/uploads/2021/11/IBSRELA-Prescribing-Information-1.pdf
6. https://www.4dpharmaplc.com/en/newsroom/press-releases/4D-pharma-Presents-Additional-Positive-Results-Phase-II-Blautix-for-Treatment-of-Irritable-Bowel-Syndrome-DDW-2021
7. https://www.fiercebiotech.com/biotech/arena-s-pain-drug-fails-phase-2b-prompting-review-strategic-options
8. Palsson, O. et al. Human Milk Oligosaccharides Support Normal Bowel Function and Improve Symptoms of Irritable Bowel Syndrome: A Multicenter, Open-Label Trial. Clinical and Translational Gastroenterology. 2020;11:e00276.

22

CURRENT IBS MARKET

Validated Billion Dollar Market Opportunities

Despite Safety, Tolerability and Efficacy Limitations of Approved Drugs

IBS-C:

~5M US sufferers[1]

>$1B annual sales[2]

Linzess (linaclotide) capsules
72 mcg • 145 mcg • 290 mcg

18+ use

Black box safety warning for serious dehydration associated with diarrhea

IBS-D:

~5M US sufferers

>$1.6B annual sales[3]

Xifaxan rifaximin 550 mg tablets

18+ use

Average 10 weeks relief/per use (Max 3 uses)

C.Diff associated diarrhea risk

IBS-M:

~5M US sufferers

No approved drugs

1. Palsson, O. S., et al. Prevalence of Rome IV Functional Bowel Disorders Among Adults in the United States, Canada, and the United Kingdom. Gastroenterology, 2020; 158(5), 1262–1273.e3. https://doi.org/10.1053/j.gastro.2019.12.021; U.S. 2020 Census
2. AbbVie Inc. - February 18, 2022 - 10-K: Annual report for year ending December 31, 2021. Linzess is commercialized by Ironwood Pharmaceuticals, Inc., and AbbVie Inc.
3. Bausch Health Companies Inc. - February 23, 2022 - 10-K: Annual report for year ending December 31, 2021. Xifaxan is commercialized by Salix Pharmaceuticals, Inc., a subsidiary of Bausch Health Companies Inc.

23

INTRINSIC MEDICINE PIPELINE

Three Lead Programs, Produced with Scalable Synthetic Biology

INTRINSIC MEDICINE

Candidate	Preclinical	Pre-IND	Protocol Approved	Phase 1	Phase 2	Next Anticipated Milestone
OM002 (2'FL)	IBS - C		Phase 2 Approved			Initiate Phase 2b clinical trial under a HREC approved protocol in Australia in 1H:23; IND submission to FDA to follow completion of confirmatory toxicology study
	IBS - D					Conduct pre-IND interaction with FDA and seek HREC approval of Phase 2a protocol for dose ranging study
	Post-Op IBD					Seek HREC approval of Phase 2 protocol
	ASD					Convene Medical Advisory Board; Conduct pre-IND Meeting with FDA and seek HREC approval of Phase 2 protocol
OM001 (3'SL)	RA & oJIA					Seek IND/HREC approval to support Phase 1b initiation in adult RA patients
	AD					Conduct pre-IND interaction with FDA and seek HREC approval of Phase 1b/2a protocol
	ASD					Conduct pre-IND interaction with FDA and seek HREC approval of Phase 1b/2a protocol
OM003 (6'SL)	ASD					Conduct pre-IND interaction with FDA and seek HREC approval of Phase 1b/2a protocol
	Pain					Conduct pre-IND interaction with FDA and seek HREC approval of Phase 1b/2a protocol

IBS-C - Irritable Bowel Syndrome - Constipation; IBS-D - Irritable Bowel Syndrome - Diarrhea; IBD - Inflammatory Bowel Disease; RA - Rheumatoid Arthritis; oJIA - oligoarticular Juvenile Idiopathic Arthritis; AD - Atopic Dermatitis; ASD - Autism Spectrum Disorder; HREC - Human Research Ethics Committee; FDA - Food and Drug Administration; IND - Investigational New Drug

24

OM001 (3'SL)

Ready to Move Into Clinic with Preclinical Data Supporting Multi-Indication Potential

BJP British Journal of Pharmacology

SCIENTIFIC REPORTS natureresearch

Brain, Behavior, And Immunity

The prebiotics 3'Sialyllactose and 6'Sialyllactose diminish stressor-induced anxiety-like behavior and colonic microbiota alterations: evidence for effects on the gut-brain axis[1]



No Stress Control Diet
SDR Stressor Control Diet
SDR Stressor 3' SL

3'-Sialyllactose as an inhibitor of p65 phosphorylation ameliorates the progression of experimental rheumatoid arthritis[2]



Con
CIA
CIA + Lactose
CIA + Salic acid
CIA + 3'-SL (500 mg·kg⁻¹)
CIA + MTX (1 mg·kg⁻¹)
Clinical score
0
2
4
6
8
1
22
24
28
32
34
36
38
40
42
44
46
48 (day)

3'-Sialyllactose prebiotics prevents skin inflammation via regulatory T cell differentiation in atopic dermatitis mouse models[3]



Control
AD
3'-SL (50 mg/kg)
3'-SL (100 mg/kg)
3'-SL (250 mg/kg)
Keto (10 mg/kg)
Ear thickness (mm)
0.0
0.4
0.8
***
0 1 4 8 12 16 20 24 28 35
Day after induction of AD

1. Tarr, AJ, et al. The prebiotics 3'Sialyllactose and 6'Sialyllactose diminish stressor-induced anxiety-like behavior and colonic microbiota alterations: Evidence for effects on the gut-brain axis. Brain Behav Immun. 2015;50:166-177. doi:10.1016/j.bbi.2015.06.025
2. Kang, LJ., et al. 3'-Sialyllactose as an inhibitor of p65 phosphorylation ameliorates the progression of experimental rheumatoid arthritis. Br J Pharmacol. 2018;175(23):4295-4309. doi:10.1111/bph.14486Kijner
3. Kang, LJ., et al. 3'-Sialyllactose prebiotics prevents skin inflammation via regulatory T cell differentiation in atopic dermatitis mouse models. Sci Rep. 2020;10(1):5603. Published 2020 Mar 27. doi:10.1038/s41598-020-62527-5

25

GBA INVESTMENT TRENDS Visionary Biotech Investors Are Taking Long Positions in GBA Drug Companies $236M raised in 2022 6 of 9 programs in discovery $106.1M market cap $349.6M market cap 1 IND-enabling program and 3 in Phase 1 3 of 3 chronic programs in preclinical Most advanced of 3 chronic programs is in Phase 2b before acquisition by Senda in 2020 $83.1M raised to date $300M raised pre-IND before $227.7M market cap 3 of 5 programs in discovery, $40M upfront in closing from FDA warning about 2 programs in Phase 2 1 in preclinical and 1 in Phase 2a 2022 Nestlé Health deal development strategy $98M raised in 2021 and 4 in preclinical $52.6M raised in 2020 No lead candidates disclosed 1 of 2 GBA in Phase 2 WHO IS INVESTING? 26 As of September 28, 2022

We Have Assembled an Experienced Team to Execute Business and Clinical Objectives

INTRINSIC MEDICINE

Intrinsic Medicine Leadership | **Independent Board of Directors**



Alex Martinez, JD
Chairman & CEO

Fmr: Director, Corporate Dev., Ionis

Fmr: Attorney, Wilson Sonsini



Jason Ferrone, JD
President & COO

Fmr: VP, Regulatory Affairs, Ionis

Fmr: VP, Patents and Corporate Development, Ionis



Emil Chuang, MD
CMO

Fmr: Head of Clinical Translational Science, Gastroenterology, Takeda

Fmr: Global Clinical Lead – GI, Nestle Health Science



Dustin Crawford
General Counsel

Fmr: M&A Attorney, Davis, Polk and Wardwell

Fmr: Finance Attorney, Bracewell

TBA

To Be Announced
Interim CFO

Status: In ongoing discussions



Patrick Gray
Independent Director Nominee

Current: Director, Tmunity

Fmr: Director, Dicerna (acquired by Novo), Lead Partner PwC



Joan Stafslien, JD
Independent Director Nominee

Current: Director, RA Medical and Millennium Health

Fmr: General Counsel, Nuvasive and CareFusion

+ 4 additional FTEs supporting legal, operations, clinical development, corporate affairs, etc.

Nestlé Health Science · Takeda · IONIS · TMUNITY · Dicerna · pwc · Ra Medical Systems · NUVASIVE · CareFusion · Millennium Health · BD

27

INVESTMENT SUMMARY Establishing GBA Leadership with a Phase 2b IBS-C Clinical Catalyst Expected H1:24 Experienced management team and medical & scientific advisory boards Lead program, OM002, is Phase 2b-ready for IBS-C, informed by open-label efficacy, safety, and tolerability data supporting potential to redefine the standard of care Platform with a pipeline of synthetic biology produced Human Milk Oligosaccharide (HMO) drug candidates Evaluating research-stage library of future lead candidates Strong intellectual property portfolio: 7 issued patents in the US, granted EU and Canadian patents as well as 26 pending patent applications world-wide 2 8

Risk Factors The risks presented below are certain of the general risks related to Intrinsic Medicine, Inc. (the “Company” or “Intrinsic Medicine”), Phoenix Biotech Acquisition Corp. (“PBAX”) and the proposed business combination between Intrinsic Medicine, PBAX anda OM Merger Sub, Inc., a wholly-owned subsidiary of PBAX (“the “Business Combination”) and such list is not exhaustive. The list below has been prepared solely for purposes of a potential private placement, and solely for potential private placement investors, and not for any other purpose. You should carefully consider these risks and uncertainties, and should carry out your own diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in the potential private placement before making an investment decision. Risks relating to the business of Intrinsic Medicine will be disclosed in future documents filed or furnished by Intrinsic Medicine and PBAX with the U.S. Securities and Exchange Commission (the “SEC”), including the documents filedor furnished in connection with the Business Combination. The risks presented in such filings will be consistent with those thatwould be required for a public company in its SEC filings, including with respect to the business and securities of Intrinsic Medicine and PBAX and the Business Combination, and may differ significantly from, and be more extensive than, those presented below. All references below to “we,” “us” or “our” refer to the business of Intrinsic Medicine. Business, Industry and Operational Risk Factors of Intrinsic Medicine • We have incurred losses in every year since our inception and anticipate that we will continue to incur significant losses for the foreseeable future, which could harm our business and future prospects. • We have concluded that we do not have sufficient cash to fund our operations through 12 months from the issuance date of our consolidated financial statements and, as a result, there is substantial doubt about our ability to continue as a going concern. • We may never generate any revenue or become profitable or, if we achieve profitability, we may not be able to sustain it. • We will require substantial additional capital to finance our operations, which may not be available on acceptable terms, or at all. Failure to obtain this necessary capital when needed may force us to delay, limit or terminate certain of our drug development programs, commercialization efforts or other operations. • Raising additional capital may cause dilution to our stockholders, restrict our operations or require us to relinquish rights to our drug candidates • Unstable market and economic conditions may have serious adverse consequences on our business, financial condition and stock price. • We have a limited operating history, which may make it difficult to evaluate our drug development capabilities and predict our future performance • Our obligations under convertible “Bridge Notes” issued in 2021 and 2022 to certain investors are secured by security interests in substantially all of our assets and our failure to comply with the terms and covenants of the Bridge Notes could result in our loss of substantially all of our assets. • We have identified a material weakness in our internal control over financial reporting and may identify material weaknesses in the future or otherwise fail to maintain proper and effective internal controls, which may impair our ability to produce accurate financial statements on a timely basis. • Our business and the business or operations of third parties with whom we conduct business have and could continue to be adversely affected by the effects of health pandemics or epidemics, including the COVID-19 pandemic, in regions where we or third parties on which we rely have business operations. • We will need to grow the size of our organization, and we may experience difficulties in managing this growth. • If we lose key management personnel, or if we fail to recruit additional highly skilled personnel, our ability to identify and develop new or next generation drug candidates will be impaired, could result in loss of markets or market share and could make us less competitive

\

Risk Factors (Continued) • Changes in tax laws or regulations that are applied adversely to us or our customers may have a material adverse effect on our business, cash flow, financial condition, or results of operations. • Our HMO drug candidates rely on the availability of specialty raw materials, which may not be available to us or our vendors on acceptable terms or at all. • Our drug candidates will require specialized manufacturing capabilities. If we or any of our third-party manufacturers encounter difficulties in manufacturing our drug candidates, our ability to provide supply of our drug candidates for clinical trials or our drugs for patients, if approved, could be delayed or stopped, or we may be unable to maintain a commercially viable cost structure. We may depend on third parties for clinical and commercial supplies, including, in some instances, a single supplier. • The successful development of our drug candidates is highly uncertain. • Human milk oligosaccharides, (“HMO”), therapies are a novel approach and negative public perception of any drug candidates that we develop could adversely affect our ability to conduct our business or obtain regulatory approvals to market such drug candidates. • Our drug candidates are HMO-based therapies, which are an unproven approach to therapeutic intervention. • All of our drug candidates will require significant preclinical and clinical development before we can seek regulatory approval for and launch a therapeutic drug commercially. • Clinical development is a lengthy, complex and expensive process, with an uncertain outcome. We may incur additional costs or experience delays in completing, or ultimately be unable to complete, the development and commercialization of any drug candidates. • Our planned clinical trials or those of our future collaborators may reveal significant adverse events not seen in our or other’s preclinical studies or other clinical trials and may result in a safety profile that could inhibit regulatory approval or market acceptance of any of our drug candidates. • We were not involved in the early development of our lead drug candidates or in the development of third-party agents used in combination with our drug candidates; therefore, we are dependent on third parties having accurately generated, collected, interpreted and reported data from certain preclinical studies and clinical trials for our drug candidates. • The market opportunities for our drug candidates may be limited and our estimates of the incidence and prevalence of our target patient populations may be inaccurate. • We face significant competition from other healthcare companies, and our operating results will suffer if we fail to compete effectively. • Even if a drug candidate we develop as a therapeutic receives marketing approval, it may fail to achieve the degree of market acceptance by physicians, patients, third-party payors, consumers and others in the medical or healthcare community necessary for commercial success. • We currently have no marketing and sales organization and have no experience in marketing drugs for therapeutic uses. If we are unable to establish marketing and sales capabilities or enter into agreements with third parties to market and sell our drug candidates, we may not be able to generate drug revenue. • Changes in the legal and regulatory environment could limit our future business activities, increase our operating or regulatory costs, reduce demand for our drug candidates or result in litigation. • Disruptions at the FDA and other government agencies caused by funding shortages or global health concerns could hinder their ability to hire and retain key leadership and other personnel, prevent new drugs and services from being developed or commercialized in a timely manner or otherwise prevent those agencies from performing normal business functions on which the operation of our business may rely, which could negatively impact our business.

Risk Factors (Continued) • Even if we obtain approval from the FDA, the European Medicines Agency (“EMA”) or the Australian Therapeutic Goods Association (“TGA”) for any of our drug candidates in the United States, European Union or Australia, we may never obtain approval for or commercialize any of them in any other jurisdiction, which would limit our ability to realize their full market potential. • Healthcare legislative or regulatory reform measures may have a negative impact on our business and results of operations. • If we are unable to obtain and maintain patent protection for any drug candidates we develop, our competitors could develop and commercialize drugs or technology similar or identical to ours, and our ability to successfully commercialize any drug candidates we may develop, and any technology we may develop or acquire may be adversely affected. • Each of our OM drug candidates is intended to be a prescription-only form of a naturally occurring HMO. Patent protection for naturally occurring compounds, such as our OM drug candidates, may be limited to method of use, therefore, our OM drug candidates may be developed by competitors as drug treatments for indications outside the scope of our patented methods. Further, certain HMOs are marketed by other companies as non-prescription dietary supplements. As a result, our OM drug candidates may face non-prescription competition and consumer substitution. • If the scope of any patent protection we obtain is not sufficiently broad, or if we lose any of our patent protection, our ability to prevent our competitors from commercializing similar or identical technology and drug candidates would be adversely affected. • Issued patents covering our drug candidates, and any patents that may issue covering our other technologies, have and may in the future be found invalid or unenforceable if challenged in court or before administrative bodies in the United States or internationally. • We will rely on third parties to conduct our clinical trials. If these third parties do not successfully carry out their contractual duties or meet expected deadlines or comply with regulatory requirements, we may not be able to obtain regulatory approval of or commercialize any potential drug candidates. • We are highly dependent on our relationship with Glycosyn as a licensor of our main drug candidates, the rights to which Glycosyn itself has acquired via an exclusive, sublicensable, worldwide in-license from the patent owners, Cincinnati Children’s Hospital Medical Center and the other licensors thereunder, and for enabling manufacturing technology related to the synthesis of OM drug candidates. • We are highly dependent on our relationship with The Regents of the University of California, through its San Diego campus, The University of California San Diego as a licensor of certain of our main drug candidates. Risks Related to Operating as a Public Company Following the Business Combination • The price of the combined company’s stock may be volatile, and you could lose all or part of your investment. • We do not intend to pay dividends on our common stock so any returns will be limited to the value of our stock. • Our principal stockholders and management own a significant percentage of our stock and, following the Business Combination will be able to exert significant control over matters subject to stockholder approval. • Future sales of a substantial number shares of the combined company’s common stock by our existing stockholders in the public market could cause our stock price to fall.

Risk Factors (Continued) • We have broad discretion in the use of our existing cash and the net proceeds from the completion of the Business Combination and may not use them effectively. • If we engage in future acquisitions or strategic partnerships, this may increase our capital requirements, dilute our stockholders, cause us to incur debt or assume contingent liabilities, and subject us to other risks. • We will incur significant increased costs as a result of operating as a public company, and our management will be required to devote substantial time to new compliance initiatives and corporate governance practices. Risks Related to the Private Placement • There can be no assurance that sufficient capital will be raised in any pre-closing private placement. • There can be no assurance that the private placement shares will be approved for listing on Nasdaq or that we will be able to comply with Nasdaq’s continued listing standards. • Your position in the combined company will be diluted if we issue additional shares of common stock. • PBAX’s public stockholders will experience immediate dilution as a consequence of the issuance of securities as consideration in the business combination and as a result of any private placement. • The securities issued in any pre-closing private placement may not initially be registered with the SEC, and prior to such registration cannot be transferred or resold except in a transaction exempt from or not subject to the registration requirements of the Securities Act and applicable state securities laws. Risks Related to the Business Combination and Redemptions • PBAX will incur significant transaction and transition costs in connection with the Business Combination. • Subsequent to the closing, the combined company may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and stock price, which could cause you to lose some or all of your investment. • Because the combined company will become a public reporting company by means other than a traditional underwritten initial public offering, the combined company’s stockholders may face additional risks and uncertainties. • If the Business Combination’s benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of our securities may decline. • The Business Combination is subject to conditions, including certain conditions that may not be satisfied on a timely basis, if at all. The ability of PBAX stockholders to exercise redemption rights with respect to a large number of shares of Class A Common Stock could increase the probability that the Business Combination would be unsuccessful and that stockholders would have to wait for liquidation in order to redeem their shares of Class A Common Stock. • PBAX may be subject to the excise tax included in the Inflation Reduction Act of 2022 in connection with redemptions of PBAX Common Stock on or after January 1, 2023.